Shareholder Presentation September 2014 Exhibit 99.1

Agenda
Topic Speaker
Formal Business Greg Gould
Scientific Address David Bar-Or, MD
Product Overview Holli Loose, MsC
Clinical Review Vaughan Clift, MD
Doctor’s Thoughts John Ervin, MD
Doctor’s Thoughts John Schwappach, MD
Luoxis Overview Josh Disbrow, MBA
Company Updates Michael Macaluso
Q&A Michael Macaluso

3 Formal Business 2014 Annual Meeting of Shareholders Formal Business

4 2014 Annual Meeting of Shareholders Corporate Presentation Formal Business

Safe Harbor Statement
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. All statements other than statements of historical facts contained in this presentation, including statements regarding our anticipated future clinical and regulatory events, future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. Forward looking statements are generally written in the future tense and/or are preceded by words such as “may,” “will,” “should,” “forecast,” “could,” “expect,”
“suggest,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” or similar words, or the negatives of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, without limitation, statements regarding the potential future commercialization of our product candidates, the anticipated start dates, durations and completion dates, as well as the potential future results, of our ongoing and future clinical trials, the anticipated designs of our future clinical trials, anticipated future regulatory submissions and events, our anticipated future cash position and future events under our current and potential future collaborations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including without limitation to the risks described in “Risk Factors” in Part I, Item 1A of Ampio Pharmaceuticals, Inc. Annual Report on
Form 10-K and in the other reports and documents we file with the Securities and Exchange Commission from time to time. These risks are not exhaustive. Other sections of Ampio Pharmaceuticals, Inc. Annual Report on Form 10-K
and such other filed reports and documents include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those projected in the forward looking statements. We assume no obligation to update or supplement forward-looking statements.

Scientific Address

Lead Products
Solid science comprising over 30 years of research
Ampion™
50 issued patents worldwide
118 pending patents worldwide
Optina™
83 issued patents worldwide
81 pending patents worldwide
Safe & Effective
Patent Portfolio:
Only orally available treatment for DME
Patent Portfolio:

Endothelial Barrier Permeability
Cortical Actin Ring ↓
Bradykinin ↑
Stress Fibers ↑
Stem Cell Mobilization
CXCR4 ↑
SDF1a ↓
Pain & Inflammation
DADKP / Ampion
Healing
Immune Cells
PBMC
Endothelial Cells
Memory T-Cells
Oxidative Stress Modified Albumin
dpp4
Stem Cell Differentiation
Collagen 2A ↑
Aggrecan ↑

Ampio PHARMACEUTICALS

8 Ampion™: Overview of Anti-inflammatory and Healing Effects

Ampion™: Cortical Actin Ring Formation in Endothelial Cells Saline Ampion™

10 Ampion™: Filopodia Formation in Stem Cells Saline Ampion™

11 Ampion™: Micromass Condensation (Cartilage Formation) Saline DADKP Ampion™

December 2013 Optina™: OCT in Open-label Extension in Patient A Beginning of OLE +3 Months

13 Optina™: Patient B Kenalog intravitreal 8/22/06 PRP laser 8/28/04, 3/24/05, 6/20/07 Focal laser 8/20/12, 12/10/12 Avastin 10/1/12, 11/26/12, 4/14/13

14 Optina™: VA and OCT in Patient B OCT=437u BCVA OD 20/50 ETDRS (62) (37days no drug) OCT=246u BCVA OD 20/50 ETDRS (67)

Product Overview

BLA Filing Anticipated Q1/Q2

Information
and Controls
Reports

Ampio PHARMACEUTICALS

What is a BLA?
BLA FILING
A Biologics License Application (BLA) is a request for permission to introduce a biologic  product into interstate commerce (21 CFR 601.2).
Requirements for a BLA include:
o
Applicant information
o
Product/Manufacturing information
o
Pre-clinical studies
o
Clinical studies
o
Labeling

•
Facility will have an annual
production capacity of ~10
million vials of Ampion
•
Source material, human
serum albumin (HSA),
required to meet this capacity
has already been secured
through a long-term, non-
exclusive agreement
•
cGMP compliant
–
US and European regulatory
compliant
Note: Pictures are of rendering of new facility, not of actual facility.
Product/Manufacturing
Facility tour after the meeting today
Facility tour after the meeting today

Product/Manufacturing
FDA has issued a written response accepting the technical
transfer, analytical, scale-up and manufacturing plan for
production of Ampion™ in the new facility.
Technical transfer from contract manufacturing to commercial facility in Englewood, CO is underway
Analysis developed by Ampio, and outsourced, will be brought back in-house for commercial scale manufacture
Engineering runs to support scale-up to commercial
manufacture are underway
Registration batches for BLA have been scheduled to begin after all validation activity is complete

Clinical Summary: Ampion ™
“Two adequate and well-controlled trials with
reproducible evidence of efficacy are required to
support approval of a novel product for…the
management of the pain of OA…[T]here is
one primary endpoint,
either a pain score such
as the NRS or the WOMAC pain subscale”
- FDA

FIRST PIVITOL TRIAL: SPRING Study
FIRST PIVITOL TRIAL: SPRING Study

Clinical Summary: Ampion™
‘Adequate’ (n=329 across 9 sites)
‘Well controlled’ (normal saline)
Trial was ‘well conducted’
The study met its primary endpoint
(change in WOMAC score at 12
weeks).
A randomized, placebo-controlled, double-blind study to evaluate the efficacy and safety of two doses of intra-articular injection of Ampion™ in adults with pain due to osteoarthritis of the knee.
“Upon review of the dataset
“Upon review of the dataset
received on November 5,
received on November 5,
2013, FDA concludes that
2013, FDA concludes that
study AP-003-A can be
study AP-003-A can be
considered as one of two
considered as one of two
“pivotal trials”
“pivotal trials”
required in
required in
support of a BLA.”
support of a BLA.”
-
-
FDA
FDA

Mean (SE) WOMAC Pain
Change from Baseline
On average, patients receiving Ampion™ showed a ~42% reduction in pain from baseline

21 Clinical Summary: Ampion™ -1.1 -1 -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0 0 2 4 6 8 10 12 Study Week Effects of 4mL Ampion™ treatment on WOMAC pain over time

Due to the strong results at Week 12, the study was amended and an
Due to the strong results at Week 12, the study was amended and an optional follow up visit at Week 20 was added
optional follow up visit at Week 20 was added

ANCOVA, analysis of covariance; K-L, Kellgren-Lawrence; LS, least squares; WOMAC, Western Ontario and McMaster Universities
Osteoarthritis.
a Repeated measures ANCOVA over 20 weeks, adjusted for baseline values.
P=0.005
P=0.04
SPRING Study Significant Pain Relief Over 20 Weeks
in K-L Grades 3 and 4
-0.99
-0.85
-0.65
-0.58
-1.2
-1
-0.8
-0.6
-0.4
-0.2
0
WOMAC A pain WOMAC C function
LMWF-5A (n=36)
Control (n=28)

Clinical Summary: Ampion™
“FDA recommends that Ampio conduct an adequately
“FDA recommends that Ampio conduct an adequately
powered study to confirm the effect size of AP-003-A and
powered study to confirm the effect size of AP-003-A and
design the study to obtain information on the duration of
design the study to obtain information on the duration of
action and repeat dosing.”
action and repeat dosing.”
-
-
FDA
FDA
Adequately powered: 90%
Duration of action: 20 Weeks
Repeat dosing: Post-Approval

STRUT STUDY

Investigating Healing

86% IMPROVEMENT IN PAIN AT 6 WEEKS

FUNCTION IMPROVED BY 87% AT 6 WEEKS

NO SERIOUS ADVERSE EVENTS

Ampio PHARMACEUTICALS

Clinical Summary: Ampion™
A prospective phase I/II study to evaluate the safety and exploratory efficacy of three intra-
articular injection of Ampion™ (4 mL) administered two weeks a part in adults with pain due to osteoarthritis of the knee.
Single center
Phase 1: Open label (N=7)
Phase II: Randomized (N=30*)
Primary endpoint: 20 Weeks
Study duration: 52 Weeks
Exploration of additional clinical benefits
High resolution MRI analysis
Knee aspirations to assess synovial fluid
Serum biomarkers
Activity and exercise logs
Investigating Healing
Investigating Healing
*study is being updated to N=40

Clinical Summary: Ampion™
A randomized, placebo-controlled, double-blind study to evaluate the safety and
efficacy of three intra-articular injections of Ampion    (4 mL) administered two
weeks apart in adults with pain due to osteoarthritis of the knee.
‘Adequate’: N = 320 across 14 sites
‘Well controlled’: Normal saline
Primary endpoint: Change in WOMAC score at 20 weeks
Duration of action: Study extends over 24 weeks
Repeat dosing: 3 injections (Baseline, Week 2, Week 4)
SECOND PIVOTAL TRIAL: Stride Study
SECOND PIVOTAL TRIAL: Stride Study
TM

Clinical Summary: Ampion™
“FDA recommends that Ampio conduct an adequately
“FDA recommends that Ampio conduct an adequately
powered study
powered study
to confirm the effect size of AP-003-A
to confirm the effect size of AP-003-A
and design the study to obtain information on the
and design the study to obtain information on the
duration of action
duration of action
and repeat dosing.”
and repeat dosing.”
-
-
FDA
FDA
Adequately powered: 90%
Duration of action: 20 Weeks
Repeat dosing: Post-Approval
Adequately powered: 90%
Duration of action: 24 Weeks
Repeat dosing: 3 Doses
*Underline emphasis added to quotation for clarification and discussion

R&D: Ampion™
Investigations into additional uses for
Ampion™
Crohn’s disease – investigation into multiple uses and indications for
Ampion™
o
Oral formulation that can be made in our facility in Englewood, CO
o
Proof of Concept study was accepted by FDA

OptimEyes

A CLINICAL STUDY FOR DIABETIC EYE DISEASE

Ampio PHARMACEUTICALS

355 patients
randomized
0.5 mg per BMI
4 week interim analysis
Announced 4Q 2013
1.0 mg per BMI
Placebo
Washout
Washout
12 week analysis
Expected Q4 2014
12 Week
Open Label
Extension
• ~50% of patients are treatment naïve; ~50% have received anti-VEGF in past
• Interim Analysis by independent committee identified optimal dosage demonstrating potentially beneficial anatomic and clinical effect
• Enrollment complete. Closed enrollment Q3 2014 with top line results expected Q4
2014
• Optina 505(b)(2) designation enables efficient path toward NDA filing
Product Portfolio: Optina™
A randomized, placebo-controlled, double-masked study to evaluate the efficacy and safety of two doses of oral Optina™
in adult patients with diabetic macular edema.

Regulatory Review

Ampio’s Pipeline Overview
Ampion™ PC Phase 1 Phase 2 Phase 3
BLA
Filed
Approval
Degenerative Joint Diseases
Osteoarthritis of the Knee (OAK)
T-Cell Mediated Disease
Inflammatory Bowel Disease
Core Development Assets
Optina™ PC Phase 1 Phase 2/Phase 3
NDA
Filed
Approval
Diabetic Angiopathies
Diabetic Macular Edema (DME)

OptimEyes

A CLINICAL STUDY FOR DIABETIC EYE DISEASE

✓	
✓	
✓	

Ampio PHARMACEUTICALS

Product Portfolio: Optina™
A 505(b)(2) application is one for which one or more of the investigations relied upon by the applicant for approval "were not conducted by or for the applicant and for which the applicant has not obtained a right of reference or use from the person by or for whom the investigations were conducted" (21 U.S.C.355(b)(2)).
505(b)(2) Regulatory Pathway
Relatively LOW RISK
because of existing safety and efficacy information
LOWER COST
due to the smaller scope and number of potential studies
INCREASED SPEED
due to fewer studies
RAPID REGULATORY PATH
RAPID REGULATORY PATH

Optina™ Sub-Populations
•
22 centers, N=355, randomized 1:1:1, double-masked
•
Total Enrolled: 359 subjects; 432 study eyes
•
~50% of patients were refractory to anti-VEGEF intra-ocular therapy
•
Proportion of patients with renal impairment
•
Primary efficacy endpoint: Change in BCVA letters read from Baseline to
12 weeks
•
Safety examined as incidence and severity of adverse events and glycemic, liver, renal, lipid, and hormone assays.

Ampion™ addresses a clear medical need in the
treatment of Osteoarthritis of the Knee.
•
60% of OAK patients suffer from moderate or severe disease.²
•
Approximately 27 million OAK patients in the US are symptomatic.³
• Latest AAOS clinical practice guidelines recommend against the use of IA steroids and HA.
Ampion™
NSAIDs, COX-2 Inhibitors, IA Steroids, HA
Surgery
Arthroscopic,
osteotomy, total or
partial knee
arthroplasty, cartilage
grafting¹
Severe
Large osteophytes,
narrowing of joint space,
severe sclerosis and
deformity of bone ends¹
Moderate
Multiple osteophytes
and possible narrowing
of joint space¹
Mild
Osteophyte
development and
possible narrowing of
the joint space¹
1.
Hillary J. Braun and Garry E. Gold.  Diagnosis of osteoarthritis: Imaging.  Elsevier November 2011. 2. www.aaos.org “Arthritis of the knee” Accessed October 6, 2013.
2.
Relationship between patient-reported disease severity in  osteoarthritis and self-reported pain, function and work productivity.   Sadosky et al.  Arthritis Research & Therapy 2012.
3.
Osteoarthritis Epidemiology Report. DataMonitor, Inc. 2013.
4.
Treatment of Osteoarthritis of the Knee, Evidence-Based Guideline 2nd Edition.  American Academy of Orthopaedic Surgeons. May 18, 2013.
4

Clinical Summary: Hurdles
A randomized, placebo-controlled, double-blind study to evaluate the efficacy and safety of a single 4 mL intra-articular injection of
Ampion™
in adults with pain due to osteoarthritis of the knee.
Per FDA Good
Clinical Practice
5.13.3:
The investigational
product(s) should be
packaged to prevent
contamination and
unacceptable
deterioration during
transport and
storage.
“…Distribution Department will prepare each
shipment using pre-qualified insulated
shipping containers and gel packs…Shippers
are pre-qualified to maintain
15°–
25°C
for 48 hours…”

STRIDE STUDY

Alarms

		Low Alarm		High Alarm	
Low Extreme:	19.5 °C @ 9/16/2014 7:43:24 PM	Time Below:	0 sec	Time Above:	0 sec
High Extreme:	19.9 °C @ 9/16/2014 7:49:24 PM	Longest Time Below:	0 sec	Longest Time Above:	0 sec
Mean ± Standard Deviation:	19.8 °C ± 0.1 °C	Degree Minutes Below:	0.0 °C min	Degree Minutes Above:	0.0 °C min
Mean Kinetic Temperature:	19.8 °C	Number Events Below:	0	Number Events Above:	0
		Triggered:		Triggered:	

Originator Notes

TempTale4 Trip: 2712406252 Serial: 2712406252
Temperature(°C)
25.6
24.4
23.3
22.2
21.1
20.0
18.9
17.8
16.7
15.6
14.4
25.0
15.0
9/16/2014 7:43:24 PM
9/16/2014 10:22:15 PM
9/17/2014 1:01:06 AM
9/17/2014 3:39:57 AM
9/17/2014 6:18:48 AM
9/17/2014 8:57:39 AM
9/17/2014 11:36:30 AM
Date / Time
— Primary: AmbientSensor

Ampio PHARMACEUTICALS

Clinical Summary: Solutions
A randomized, placebo-controlled, double-blind study to evaluate the safety and efficacy of three intra-articular injections of Ampion™
(4 mL)
administered two weeks apart in adults with pain due to osteoarthritis of the knee.

Ampion™ Clinical Development Progress &
Expected Milestones
• Q3 2013: Positive results reported from pivotal SPRING Study showing:
– 42% reduction in pain from baseline (12 week endpoint)
– Pronounced effect in KL 3 and 4 patients with no serious drug-related adverse events across entire treatment group
• Q3 2014: Initiation of operations at Ampion™ manufacturing facility
• Q3 2014: Pivotal STEP Study completed
– Logistical issue identified related to shipping conditions of study drug
• Q3 2014: Pivotal multiple injection (MI) study initiated
– 86% improvement in pain from baseline (6 week time point)
• Q1/Q2 2015: Expected MI results and filing of Ampion™ BLA
Q3
2013
Q3
2014
Q1/
Q2
2015

Doctor’s Thoughts

62 yr old female; received Ampion™
in the SPRING study:
“I talked with a friend from work and he mentioned Dr. Ervin and
“I talked with a friend from work and he mentioned Dr. Ervin and the clinical trials that he runs at his office. I enrolled in the Ampion the clinical trials that he runs at his office. I enrolled in the Ampion trial and although the actual injection really hurt, I now feel like a trial and although the actual injection really hurt, I now feel like a new person. I can walk up the stairs and am able to do so many new person. I can walk up the stairs and am able to do so many things I was previously unable to do. I can’t remember the last time things I was previously unable to do. I can’t remember the last time
I have had to take pain medication for my knee. I am thrilled. I
I have had to take pain medication for my knee. I am thrilled. I want to walk over to my orthopedic doctor and show him how well want to walk over to my orthopedic doctor and show him how well
I am doing now.
I am doing now.
Just today, I found that I was on the real drug (Ampion™). It was
Just today, I found that I was on the real drug (Ampion™). It was something I had long suspected since I had been having such
something I had long suspected since I had been having such
improvement in function. For some time, I have wished I could have improvement in function. For some time, I have wished I could have an injection in my other knee as well.”
an injection in my other knee as well.”
–
–
Patient 04-050
Patient 04-050
Doctor’s Thoughts and Patient Testimonials

•
Ampion™ is the low molecular weight fraction of FDA approved /
regulated Human Serum Albumin (HSA)
•
HSA has its own approved safety record
•
In the AP-003-A trial there were no drug-related serious adverse events
Placebo
4 mL
Ampion™
4 mL
Placebo
4 mL +
10 mL
Ampion™
4 mL +
10 mL
(N=83) (N=83) (N=164) (N=165)
Any Related AE 13 (16%) 9 (11%) 21 (13%) 17 (10%)
Any Related Serious AE 0 (0%) 0 (0%) 0 (0%) 0 (0%)
Any AE Resulting in Treatment Change 0 (0%) 0 (0%) 0 (0%) 0 (0%)
Any AE Resulting in Study
Discontinuation
0 (0%) 0 (0%) 0 (0%) 0 (0%)
Any Serious AE Resulting in Death 0 (0%) 0 (0%) 0 (0%) 0 (0%)

Inherent, Established Safety of Ampion™

Doctor’s Thoughts
”The effects of Ampion™
”The effects of Ampion™
are truly remarkable. I have never
are truly remarkable. I have never
seen an injectable drug into the knee with this degree of pain seen an injectable drug into the knee with this degree of pain relief and improvement of function. This may change the way
relief and improvement of function. This may change the way
we treat patients with osteoarthritis of the knee”.
we treat patients with osteoarthritis of the knee”.
-
-
Dr. John Schwappach, orthopedic surgeon and the Principal
Dr. John Schwappach, orthopedic surgeon and the Principal
Investigator in the Ampion™
Investigator in the Ampion™
multiple injections trial
multiple injections trial

Luoxis Diagnostics, subsidiary of Ampio Pharmaceuticals

Oxidation-reduction potential: A ‘vital sign’ assessing the
body’s response to oxidative stress
• Oxidative stress is the body’s response to physiologic stress brought on by a depletion of natural antioxidants in response to:
– Illness
– Injury
– Inflammation
• While well recognized, no good methods exist to measure
oxidative stress.
• Oxidation-reduction potential is a measure of homeostasis
detecting the balance between antioxidants and pro-oxidants
in the body.
– A complete picture of oxidative stress

Luoxis Diagnostics has significantly advanced development
of the oxidation-reduction potential (ORP) device platform.
• Luoxis has a fully-developed IVD asset.
– Clinical validation studies completed in traumatic brain injury (TBI), multi-trauma, hip fracture, and stroke
– ISO 13485:2003 certification awarded January 2014
– Market development underway through research partnerships at major research centers throughout the world
• Luoxis is moving rapidly toward commercialization with
market development underway
– CE Mark obtained in Q1 2014
– Distribution partnering discussions underway in Europe
– Distribution partnership discussions underway in Japan
– First pharma research agreement signed in Q2 2014

Corporate milestones since Jan 2014
Jan-2014: ISO 13485:2003 medical device certification
Apr-2014: CE Marking/Health Canada approval
Apr-2014: First clinical development project with Big Pharma
May-2014: First instrument placed with pharma company
June-2014: First instrument placed in Europe with major academic research center
Jul-2014: Collaboration with first independent U.S. academic institution
Sept-2014: Presented TBI clinical study data at AAST (American Association for the Surgery of Trauma)
Q4 2014-Q1 2015: Anticipate first distribution agreements signed in Europe and
Japan for introduction into research market and development of the clinical market
Q4 2014: Expect additional pharma research agreements initiated

3-Pronged Approach for Broad Acceptance
Nearly 50 studies
underway or in
planning stages
Two large Phase
2b studies
underway utilizing
ORP, working with
5 pharma
companies
CE Mark enables
global market
clearances;
FDA studies
underway
Continue to Drive
Clinical Validation
Pursue Global
Regulatory
Approvals
Expand
Pharma
Relationships

Luoxis Diagnostics has significantly advanced development
of the oxidation-reduction potential (ORP) device platform.
•
Luoxis has a fully-developed IVD asset.
–
Clinical validation studies completed in traumatic brain injury and multi-trauma
–
ISO 13485:2003 certification awarded January 2014
–
Research partnerships in place with major research centers
throughout the world
•
Luoxis is moving rapidly toward commercialization.
–
CE Mark in Q1 2014
–
Health Canada clearance in Q2 2014
–
Launching into research market for clinical market development
–
FDA submission expected in 2014 as 510k de novo
–
Confidential commercial partnering discussions actively underway

Company Updates and Q&A

Headquarters: 373 Inverness Parkway, Suite 200 Englewood, CO 80112 www.ampiopharma.com